Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Intermediate Bond Fund	-	-	MIFIX
miller market neutral income fund	-	-	MMNIX

Supplement dated July 8, 2025 to the Fund’s Prospectus, Summary Prospectus, and
Statement of Additional Information (“SAI”), each dated March 1, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI and should be read in conjunction with the Prospectus, Summary Prospectus and SAI. This Supplement supersedes any information to the contrary in Prospectus, Summary Prospectus and SAI.

Effective as of July 8, 2025, the following is added to “APPENDIX A DESCRIPTION OF BOND RATINGS” portion of the Miller Family of Funds SAI, starting on page 63 of the SAI.

Egan-Jones.

In general terms, ratings are opinions that reflect the creditworthiness of an issuer, a security, or an obligation. Creditworthiness is determined by assessing coverage of the estimated loss via current and forward-looking measurements that assess an issuer’s ability and willingness to make payments on ultimate obligations (including principal, interest, dividend or other types of distributions) per the terms of an obligation. Ratings for structured finance vehicles reflect an opinion of the ability of the pooled assets to fund repayment to investors according to each security’s stated payment obligation. Ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Egan-Jones, which information is not audited or verified by Egan-Jones. Ratings are not buy, hold or sell recommendations and do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Long Term Credit Ratings

AAA

Egan-Jones expects AAA ratings to have the highest level of creditworthiness with the lowest sensitivity to evolving credit conditions.

AA

Egan-Jones expects AA ratings to have a higher level of creditworthiness with very low sensitivity to evolving credit conditions.

A

Egan-Jones expects A ratings to have the high level of creditworthiness with low sensitivity to evolving credit conditions.

BBB

Egan-Jones expects 'BBB' ratings to have the moderate level of creditworthiness with moderate sensitivity to evolving credit conditions.

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BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

Egan-Jones expects BB ratings to have a low level of creditworthiness with high sensitivity to evolving credit conditions.

B

Egan-Jones expects B ratings to have a lower level of creditworthiness with higher sensitivity to evolving credit conditions.

CCC

Egan-Jones expects CCC ratings to have a lowest level of creditworthiness with highest sensitivity to evolving credit conditions.

CC

Egan-Jones expects CC ratings to have the lowest level of creditworthiness and some expectation of recovery.

C

Egan-Jones expects C ratings to have the lowest level of creditworthiness and little expectation of recovery.

D

Egan-Jones expects D ratings to have the no determinable level of creditworthiness with uncertain recovery expectations.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Egan-Jones's does not rate a particular obligation as a matter of policy.

EJR derives its "watch" assignments from the difference between the current and projected ratings. No difference between the two results in a "stable" watch, a higher projected rating results in a "positive" or "POS" watch and a lower projected rating results in a "negative" or "NEG" watch. The absence of a projected rating results in a "developing" or "DEV" watch. The addition of a POS or NEG is at the discretion of the analyst or Rating Committee and usually results from the direction the rate is expected to move over time.

For structured finance ratings, EJR will assign the "(sf)" modifier to any related ratings. Where applicable, a "AAA" rating in structured finance would be denoted by a "AAA(sf)"; the "(sf)" symbol only indicates that the security is a structured finance instrument. The following asset types are generally considered SF transactions and would therefore be assigned the "sf" modifier: asset-backed securities (ABS), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations (CDOs), insurance securitizations, and asset-backed commercial paper (ABCP) programs. The list presented here is not intended to be all inclusive or an exhaustive list of SF securities that would carry the "(sf)" symbol.

Egan-Jones Ratings Company ("EJR") is not licensed as a nationally-recognized statistical rating organization ("NRSRO") in respect of "asset-backed securities" (as defined by the Securities and Exchange Commission) and any rating issued by EJR in respect of asset-backed securities is not issued or maintained by EJR in its capacity as an NRSRO.

Short-Term Credit Ratings

A-1

A-1 ratings have the highest short-term creditworthiness.

A-2

2

A-2 ratings have a higher short-term creditworthiness.

A-3

A-3 ratings have moderate short-term creditworthiness..

B

B ratings have a low short-term creditworthiness.

C

C ratings have the lowest short-term creditworthiness.

D

D ratings have no discernable short-term creditworthiness.

You should read this Supplement in conjunction with the Funds’ Prospectus, Summary Prospectus and Statement of Additional Information each dated March 1, 2025 which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-877-441-4434.  The Prospectus, Summary Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.

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